UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of

                       The Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)  June 19, 2003
                                                       -------------

                                 Ultratech, Inc.
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             (Exact name of registrant as specified in its charter)




        Delaware                      0-22248                   94-3169580
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
  of incorporation)                                          Identification No.


         3050 Zanker Road, San Jose, California                 95134
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        (Address of principal executive offices)             (Zip Code)


   Registrant's telephone number, including area code   (408) 321-8835
                                                        ---------------

                             Ultratech Stepper, Inc.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.           Exhibits


                  Exhibit           Description
                  -------           -----------

                  99.1              Financial Update by CFO June 19, 2003


Item 9.           Regulation FD Disclosure


On June 19, 2003 Ultratech, Inc. posted an update to its quarterly teleconference guidance on its company world wide web at www.ultratech.com. The full text of this message is included as Exhibit 99.1 hereto.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                 ULTRATECH, INC.
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                                  (Registrant)



Date: June 19, 2003             By:_/s/_BRUCE_R._WRIGHT________________________
      -------------
                                Bruce R. Wright
                                Senior Vice President, Finance and
                                Chief Financial Officer (Duly Authorized Office
                                and Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX



Exhibit           Description
-------           -----------

99.1              Financial Update by CFO   June 19, 2003.